UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2014

DARA BioSciences, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-19410	04-3216862
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

8601 Six Forks Road, Suite 160, Raleigh, North Carolina	27615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-872-5578

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 17, 2014, Christopher G. Clement, previously the President and Chief Operating Officer of DARA BioSciences, Inc., a Delaware corporation (the “Company”), has been appointed the Company’s President and Chief Executive Officer. Also effective June 17, 2014, David J. Drutz, M.D., previously the Company’s Chief Executive Officer and Chief Medical Officer, has been appointed the Executive Chairman of the Company’s Board of Directors and will continue to serve as the Company’s Chief Medical Officer. Mr. Clement and Dr. Drutz will each continue serving as directors of the Company.  Effective upon Dr. Drutz’s accession to the Executive Chairman position, Haywood D. Cochrane will assume the role of Vice Chairman. The foregoing leadership transitions were approved by the Company’s Board of Directors on June 11, 2014.

Biographical information with respect to each of Mr. Clement and Dr. Drutz is set forth below:

Christopher G. Clement, age 59, previously served as the Company’s Chief Operating Officer from January 2012 to June 2014, and has served as the Company’s President since May 2012 and as a Company director since January 2012. Effective June 17, 2014, Mr. Clement serves as the Company’s President and Chief Executive Officer (and continues serving as a director).  From February 2011 through January 2012 Mr. Clement was the President, Chief Executive Officer and a director of Oncogenerix, Inc., and was initially appointed to the Company’s Board and as the Company’s COO pursuant the Merger Agreement dated January 17, 2012 governing the Company’s acquisition of Oncogenerix. Mr. Clement has a 30 year career in the bio-pharmaceutical industry that includes executive management, marketing and sales, strategic and product planning, business development, and general management. Mr. Clement was President and CEO of Savient Pharmaceuticals Inc., a publicly-held specialty biopharmaceutical company (NASDAQ: SVNT), from 2002 to 2009. From 2000 to 2002, Mr. Clement served as the Chairman and CEO of Epicyte Pharma, a pharmaceutical company engaged in the development of antibody-based products. Previously, from 1997 to 2000 he held positions of Executive Vice President, Senior Vice President, and Chief Marketing Officer at Ares-Serono Group, a Swiss developer of pharmaceuticals. From 1988 to 1997, Mr. Clement held a number of senior management positions at Searle Pharmaceuticals, a research-based pharmaceutical company that manufactures and markets prescription pharmaceuticals and other healthcare solutions worldwide, including Vice President of Marketing, Vice President of Corporate Product Planning, General Manager of Global Franchises and Division President. Mr. Clement received a B.A. in Marketing and Business from Mercy College.

Mr. Clement’s leadership skills and marketing expertise acquired as an executive in the pharmaceutical industry are extremely valuable to the Company’s Board (and to the Company’s senior management team). He has significant board of director experience from his service on the boards of directors of several biotechnology companies.

David J. Drutz, M.D., age 76, previously served as the Company’s Chief Executive Officer from December 2011 to June 2014, and has served as the Company’s Chief Medical Officer since May 2012 and as a member of the Company’s Board since February 2008. Effective June 17, 2014, Dr. Drutz serves as the Company’s Executive Chairman of the Board of Directors and Chief Medical Officer.  Dr. Drutz currently serves on the board of directors of Gentris Corporation, a pharmacogenomic (PGx) services company, and Vaxin Inc., a vaccine development company. From 2000 to 2010, Dr. Drutz served as a director of MethylGene Inc., an oncology-focused biopharmaceuticals company (TSX:MYG) and as chairman of the board of directors of Tranzyme Pharma, Inc. (NASDAQ:TZYM). He was formerly a General Partner with Pacific Rim Ventures (Tokyo, Japan), a venture capital firm focused on global biotechnology investment opportunities. He has also been President of Pacific Biopharma Associates, a biotechnology consulting firm, since 1999. Dr. Drutz was formerly Vice President Biological Sciences (Drug Discovery) and Vice President Clinical Research (AIDS therapeutics) at Smith Kline and French Laboratories in King of Prussia, PA, and Vice President Clinical Development, Daiichi Pharmaceutical Corporation, Ft. Lee, NJ. At Daiichi he was responsible for the development of anti-infective and oncology products. Dr. Drutz left Daiichi in 1990 to enter the biotechnology industry. Before joining PRV he was President and Chief Executive Officer of Inspire Pharmaceuticals, Inc., a company specializing in therapeutics for diseases of the respiratory tract and other mucus membrane surfaces (NASDAQ: ISPH). Dr. Drutz received his M.D. degree at the University of Louisville, and postgraduate medical training at Vanderbilt University, following which he served as a U.S. Navy medical officer in Asia. He held senior faculty positions at the University of California, San Francisco, University of Texas and the University of Pennsylvania. He is board-certified in Internal Medicine, and a Fellow of the American College of Physicians and the Infectious Diseases Society of America.

Dr. Drutz’s experience as a medical doctor board-certified in Internal Medicine is extremely valuable to the Company’s Board (and to the Company’s senior management team). In addition to his medical background, Dr. Drutz has a deep understanding of the drug development process acquired through holding a position in which he was responsible for the development of several pharmaceutical products. Dr. Drutz brings to his service for the Company extensive experience in and understanding of the biotechnology industry, and a unique perspective acquired through his experience with investment and consulting firms and as a senior faculty member at several universities.

Item 8.01.  Other Events.

On June 17, 2014, the Company issued a press release announcing the appointments described in Item 5.02 of this Current Report on Form 8-K.  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions, although some forward-looking statements are expressed differently. Forward-looking statements represent the Company's management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statement other than statements of historical fact included in the Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's reports filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

99.1	Press Release of DARA BioSciences, Inc. dated June 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARA BioSciences, Inc.

Dated: June 17, 2014	By:	/s/ Christopher G. Clement
	Name:	Christopher G. Clement
	Title:	President and Chief Executive Officer